UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 18, 2011
Alliance Bancorp, Inc. of Pennsylvania

(Exact name of registrant as specified in its charter)

Pennsylvania	333-169363	90-0606221

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541 Lawrence Road, Broomall, Pennsylvania	19008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 353-2900
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On January 18, 2011, Alliance Bancorp, Inc. of Pennsylvania, a Pennsylvania corporation (“Alliance Bancorp” or the “Company”), completed the “second-step” conversion of Alliance Bank (the “Bank”) from the mutual holding company structure to the stock holding company structure (the “Conversion”) pursuant to a Plan of Conversion and Reorganization, (the “Plan”). Upon completion of the Conversion, Alliance Bancorp became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank’s common stock. In connection with the Conversion, 3,258,425 shares of common stock, par value $0.01 per share, of Alliance Bancorp (“Common Stock”) were sold in subscription, community and syndicated community offerings to certain depositors of the Bank and other investors for $10 per share, or $32.6 million in the aggregate (collectively, the “Offerings”), and 2,216,235 shares of Alliance Bancorp Common Stock were issued in exchange for the outstanding shares of common stock of the former federally chartered mid-tier holding company for the Bank, which also was known as Alliance Bancorp, Inc. of Pennsylvania (the “Mid-Tier Holding Company”), held by the “public” shareholders of the Mid-Tier Holding Company (all shareholders except Alliance Mutual Holding Company). Each share of common stock of the Mid-Tier Holding Company was converted into the right to receive 0.8200 shares of Alliance Bancorp Common Stock in the Conversion.
     The issuance of the Alliance Bancorp Common Stock in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-169363) (the “Registration Statement”) filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on September 14, 2010, as amended, and declared effective by the SEC on November 10, 2010.
     The Alliance Bancorp Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the successor to the Mid-Tier Holding Company pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The Alliance Bancorp Common Stock has been approved for listing on the Global Market of The NASDAQ Stock Market LLC commencing on January 18, 2011. For the initial 20 trading days, the Alliance Bancorp Common Stock will trade under the symbol “ALLBD”. After the initial 20 trading days, the trading symbol for the Alliance Bancorp Common Stock will be “ALLB”. The description of the Alliance Bancorp Common Stock set forth under the heading “Description of Our Capital Stock” in the Prospectus included in the Registration Statement is incorporated herein by reference.
     For additional information, reference is made to the press release of Alliance Bancorp, dated January 18, 2011, included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
     The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release, dated January 18, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA
Date: January 18, 2011	By:	/s/ Peter J. Meier
Peter J. Meier
Executive Vice President and Chief Financial Officer

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